UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2007

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	0-27084 (Commission File Number)	75-2275152 (I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007, the Board of Directors of Citrix Systems, Inc. (“Citrix”) amended Section 1.9 of its By-laws to change the voting standard for the election of directors from a plurality of the votes cast to a majority of the votes cast in uncontested elections. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In contested elections, the voting standard will continue to be a plurality of votes cast.

In addition, Section 1.10 of Citrix’s By-laws was amended to require stockholder nominees for director elections to submit a written statement that he or she, if elected, intends to tender, promptly following his or her election or re-election, an irrevocable resignation effective upon his or her failure to receive the required vote for re-election and upon acceptance of such resignation by the Board of Directors.

The press release announcing the By-law amendments disclosed in this Item 5.03 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Citrix’s Amended and Restated By-laws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

In connection with the amendment to Citrix’s By-laws implementing a majority voting standard in uncontested director elections, on December 6, 2007, Citrix amended its Corporate Governance Guidelines (the “Guidelines”) to provide, among other things, that the Board of Directors expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. Further, the Guidelines provide that (i) the Board of Directors shall nominate for election or re-election as a director only candidates who agree to tender irrevocable resignations that will be effective upon the failure to receive the required vote at the next annual meeting at which they face re-election and Board acceptance of such resignation, and (ii) the Board of Directors shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board of Directors, the same form of resignation tendered by other directors in accordance with the Guidelines.

The Guidelines were also amended to provide that if an incumbent director is not elected by a majority of votes cast, the Nominating and Corporate Governance Committee shall promptly consider his or her resignation, and make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote.

The Guidelines continue to provide that the Board of Directors shall promptly disclose its decision whether to accept a director’s offer of resignation and the factors it considered in making its decision in a Current Report on Form 8-K furnished to the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Citrix Systems, Inc. Amended and Restated By-laws, as amended on December 6, 2007.

99.1	Press Release of Citrix Systems, Inc., dated December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.
December 12, 2007
	By:	/s/ David J. Henshall
David J. Henshall
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Citrix Systems, Inc. Amended and Restated By-laws, as amended on December 6, 2007.

99.1	Press Release of Citrix Systems, Inc., dated December 12, 2007.